JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 31, 2014 to PROSPECTUSES dated April 30, 2014

Change to Variable Investment Option

This Supplement applies to VENTURE® OPPORTUNITY A SHARE VARIABLE ANNUITY and VENTURE® OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes to the Contracts’ Variable Investment Option to reflect the merger of a JHVIT Portfolio.

Portfolio Merger

Effective at the close of business on November 7, 2014, the following “Acquired Portfolio” will merge into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
Fundamental Value Trust	Fundamental Large Cap Value Trust

As a result, after November 7, 2014, the Variable Investment Option corresponding to Fundamental Large Cap Value Trust replaces the Variable Investment Option corresponding to Fundamental Value Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Fundamental Value Investment Option. Any Contract Value allocated to the Fundamental Value Investment Option will be allocated to the Fundamental Large Cap Value Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Fundamental Value” Trust or Investment Option are replaced with the “Fundamental Large Cap Value” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated October 31, 2014

10/14:VAPS27	333-146591
333-146698
333-146590
333-146699

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